UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1300 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 17, 2013. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.

1.	Election of Directors

	For	Withheld	Abstain	Broker Non-Votes
William D. Gehl	9,675,027	242,701	—	1,224,306
Andrew B. Schmitt	9,703,143	214,585	—	1,224,306
Edward J. Whalen	9,702,388	215,340	—	1,224,306

2.	Advisory Vote on Executive Compensation

For	9,771,191
Against	133,569
Abstain	12,968
Broker Non-Votes	1,224,306

3.	Approval of Amendment and Restatement of the FreightCar America, Inc. 2005 Long Term Incentive Plan

For	8,703,049
Against	1,203,817
Abstain	10,862
Broker Non-Votes	1,224,306

4.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	11,117,199
Against	15,242
Abstain	9,593

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: May 22, 2013	By:	/s/ Kathleen M. Boege
		Name:	Kathleen M. Boege
		Title:	General Counsel and Corporate Secretary